EXHIBIT 99.1

MALLINCKRODT PLC

SEGMENT OPERATING INCOME TO ADJUSTED EBITDA RECONCILIATIONS1

(unaudited, in millions)

	Three Months Ended June 27, 2025	Three Months Ended March 28, 2025	Three Months Ended December 27, 2024	Three Months Ended September 27, 2024
Specialty Brands Segment Operating Income per SEC Filings[2]	$87.4	$50.6	$74.4	$77.9
Allocated Corporate Costs[3]	(74.5)	(70.3)	(69.0)	(68.0)
Adjustments:
Fresh-start inventory-related expense	47.7	32.3	39.7	62.7
Depreciation and Amortization	12.5	12.5	13.0	16.5
Restructuring and related charges, net	(0.2)	(2.0)	—	0.1
Share-based compensation	4.8	9.1	3.3	(1.5)
Change in contingent consideration fair value	0.9	(0.1)	(0.4)	1.1
Reorganization items, net	—	—	0.9	(0.8)
Other expense (income)[3]	4.0	3.1	1.2	(0.2)
Specialty Brands Adjusted EBITDA[1]	$82.6	$35.2	$63.1	$87.8

1 The supplemental financial information contains adjusted earnings before interest, taxes, depreciation, and amortization (“EBITDA”), which is considered a “Non GAAP” financial measure under the applicable U.S. Securities and Exchange Commission’s rules and regulations, together with the reconciliation to the most directly comparable GAAP financial measure. Management strongly encourages readers to review the Company’s audited and unaudited condensed consolidated financial statements and publicly filed reports in their entirety.

2 As disclosed in the Company’s quarterly report on Form 10 Q for the three months ended June 27, 2025 (Successor), management measures and evaluates the Company's operating segments based on segment net sales and operating income. Certain amounts that management considers to be non recurring or non operational are excluded from segment operating income because the chief operating decision maker evaluates the operating results of the segments excluding such items. These items may include, but are not limited to corporate and unallocated expenses, combination, integration, and other related costs, and liabilities management and separation costs. Although these amounts are excluded from segment operating income, as applicable, they are included in reported consolidated operating loss and are reflected in the reconciliations presented below. Although these amounts are excluded from segment operating income, as applicable, they are included in reported consolidated operating loss. Management believes that the segment operating income is the most directly comparable U.S. GAAP measure for the segment Adjusted EBITDA.

3 Represents the allocation of additional corporate operating costs and other expense (income) attributable to the Specialty Brands business in each period.

ENDO, INC.

SEGMENT OPERATING INCOME TO ADJUSTED EBITDA RECONCILIATIONS

(unaudited, in millions)

	Three Months Ended June 27, 2025	Three Months Ended March 28, 2025	Three Months Ended December 27, 2024	Three Months Ended September 27, 2024
Brands Segment Operating Income per SEC Filings[4]	$132.1	$112.2	$142.6	$127.0
Corporate Segment Operating Income per SEC Filings[5]	(34.2)	(42.9)	(39.1)	(42.3)
Adjustments:
Depreciation	2.5	2.9	6.3	5.8
Share-based compensation	1.6	2.9	3.0	—
Milestones[5]	0.1	2.5	—	1.8
Brands Adjusted EBITDA[1]	$102.1	$77.6	$112.8	$92.3

4 As disclosed in Endo’s quarterly report on Form 10 Q for the three months ended March 31, 2025 (Successor), management measures and evaluates Endo's operating segments based on segment adjusted income (loss) from operations before income tax. Certain amounts that management considers to be non recurring or non operational are excluded from segment adjusted income (loss) from operations before income tax because the chief operating decision maker evaluates the operating results of the segments excluding such items. These items may include, but are not limited to acquired in process research and development charges; acquisition related and integration items, including transaction costs and changes in the fair value of contingent consideration; cost reduction and integration related initiatives such as separation benefits, continuity payments, other exit costs and certain costs associated with integrating an acquired company’s operations; certain amounts related to strategic review initiatives; asset impairment charges; amortization of intangible assets; inventory step up recorded as part of our acquisitions; litigation related and other contingent matters; certain legal costs; gains or losses from early termination of debt; debt modification costs; gains or losses from the sales of businesses and other assets; foreign currency gains or losses on intercompany financing arrangements; reorganization items, net (in the Predecessor periods); and certain other items. Although these amounts are excluded from segment adjusted income (loss) from operations before income tax, as applicable, they are included in reported consolidated operating loss and are reflected in the reconciliations presented above. Management believes that the segment operating income is the most directly comparable U.S. GAAP measure for the segment Adjusted EBITDA.

5 Represents the allocation of additional corporate operating costs attributable to the Specialty Brands business in each period, including milestones attributable to the Branded segment that are not reflected in the Branded Segment Operating Income per SEC filings.

MALLINCKRODT PLC

COMBINED BRANDED SEGMENT ADJUSTED EBITDA1

(unaudited, in millions)

Period Ending[6]	MNK Specialty Brands Adjusted EBITDA	Endo Brands Adjusted EBITDA	Therakos Divestiture	Pro Forma: Corporate Cost Allocation[7]	Combined Pro Forma Adjusted EBITDA excluding synergies	Pro Forma: Synergies[7]	Combined Pro Forma Adjusted EBITDA with Synergies
Trailing Twelve Month Pro Forma June 27, 2025	$268.7	$384.8	$(64.9)	$35.0	$623.6	$150.0	$773.6
Three Months Ended June 27, 2025	82.6	102.1	—	8.8	193.5	37.5	231.0
Three Months Ended March 28, 2025	35.2	77.6	—	8.7	121.5	37.5	159.0
Three Months Ended December 27, 2024	63.1	112.8	(28.1)	8.8	156.6	37.5	194.1
Three Months Ended September 27, 2024	87.8	92.3	(36.8)	8.7	152.0	37.5	189.5

6 Mallinckrodt reports its results based on a “52-53 week” year ending on the last Friday of December. Endo reports its results on a calendar year basis. The income statement information is combined within the supplemental financial information above, given the difference in the fiscal year end of Mallinckrodt and Endo is less than one quarter.

7 Pro Forma adjustments represent the annual allocation of $35.0 million of corporate costs to the generics and sterile injectables business and approximately $150.0 million of annual synergies.

Brands net revenue for the third quarter 2025 is estimated to be in the range of $475 million to $480 million based on forecasts.

Information Regarding Forward-Looking Statements

Statements in this Exhibit 99.1 regarding the businesses of Mallinckrodt plc and its subsidiaries, including Par Health (collectively, “Mallinckrodt”) and Endo LP (formerly Endo, Inc.) and its subsidiaries (collectively, “Endo” and, together with Mallinckrodt, the “Companies”) that are not strictly historical, including statements regarding expected synergies of combining Mallinckrodt’s and Endo’s businesses, the contemplated separation of Par Health from Mallinckrodt and any other statements regarding events or developments Mallinckrodt believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: ability to achieve the anticipated synergies of combining Mallinckrodt’s and Endo’s businesses; unanticipated difficulties and costs of integrating the businesses of Mallinckrodt and Endo; uncertainties related to the contemplated separation of Par Health from Mallinckrodt, including the risk that the separation may not occur on a timely basis or at all, unforeseen costs and disruptions to the Companies’ businesses; potential changes in Mallinckrodt’s and Par Health’s business strategy and performance; exposure to global economic conditions and market uncertainty; the exercise of contingent value rights by the Opioid Master Disbursement Trust II; governmental investigations and inquiries, regulatory actions, and lawsuits, in each case related to Mallinckrodt or its officers; Mallinckrodt’s contractual and court-ordered compliance obligations that, if violated, could result in penalties; compliance with and restrictions under the global settlements to resolve all opioid-related claims against Mallinckrodt and Endo; matters related to Acthar® Gel, including the settlement with governmental parties to resolve certain disputes and compliance with and restrictions under the related corporate integrity agreement; the ability to maintain relationships with Mallinckrodt’s and Endo’s suppliers, customers, employees and other third parties following emergence from the Companies’ respective Chapter 11 bankruptcy proceedings; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of the Companies’ products due to legal changes or changes in insurers’ or other payers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; any undesirable side effects caused by the Companies’ approved and investigational products, which could limit their commercial profile or result in other negative consequences; the Companies’ and its partners’ ability to successfully develop, commercialize or launch new products or expand commercial opportunities of existing products, including XIAFLEX, Acthar Gel (repository corticotropin injection) SelfJect™, the INOmax Evolve DS delivery system, and Terlivaz; the Companies’ ability to successfully identify or discover additional products or product candidates; the Companies’ ability to navigate price fluctuations and pressures, including the ability to achieve anticipated benefits of price increases of its products; competition; the Companies’ and its partners’ ability to protect intellectual property rights, including in relation to ongoing and future litigation; limited clinical trial data for Acthar Gel; the timing, expense and uncertainty associated with clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental laws and related liabilities; business development activities or other strategic transactions; attraction and retention of key personnel; the effectiveness of information technology infrastructure, including risks of external attacks or failures; customer concentration; the Companies’ reliance on certain individual products that are material to its financial performance; the Companies’ ability to receive sufficient procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; reliance on third-party manufacturers and supply chain providers and related market disruptions; conducting business internationally; the Companies’ significant levels of intangible assets and related impairment testing; natural disasters or other catastrophic events; the Companies’ substantial indebtedness and settlement obligation, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; restrictions contained in the agreements governing the Companies’ indebtedness and settlement obligation on Mallinckrodt’s operations, future financings and use of proceeds; Mallinckrodt’s variable rate indebtedness; Mallinckrodt’s tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; future changes to applicable tax laws or the impact of disputes with governmental tax authorities; and the impact of Irish laws.

While the list of factors presented herein is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Mallinckrodt’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC, which are available from the SEC’s website (www.sec.gov) and Mallinckrodt’s website (www.mallinckrodt.com) and Endo’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings with the SEC, which are available from the SEC’s website (www.sec.gov) and Endo’s website (www.endo.com). There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law. Given these uncertainties, one should not put undue reliance on any forward-looking statements.

Non-GAAP Financial Measures

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this Exhibit 99.1 includes certain financial information of the Companies that are not prescribed by or prepared in accordance with GAAP. We utilize these non-GAAP financial measures as supplements to financial measures determined in accordance with GAAP when evaluating operating performance and we believe that these measures will be used by certain investors to evaluate operating results. We believe that presenting these non-GAAP financial measures provides useful information about performance across reporting periods on a consistent basis by excluding certain items, which may be favorable or unfavorable.

Certain of this financial information is presented on a pro forma basis. Such information does not give effect to the financial effects of Mallinckrodt’s business combination with Endo, may not necessarily reflect what Mallinckrodt’s results of operations would have been had the business combination occurred during the periods presented and does not purport to project what Mallinckrodt’s results of operations or financial position will be in the future. The pro forma financial information in this Exhibit 99.1 has not been prepared and presented in accordance with the requirements of Article 11 of Regulation S-X or Accounting Standards Codification 805, Business Combinations.

Despite the importance of these measures to management in goal setting and performance measurement, these are non-GAAP financial measures that have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. Because of the non-standardized definitions, metrics such as non-GAAP adjusted EBITDA, free cash flow, net debt and similar metrics provided on a pro forma basis (unlike GAAP measures and relevant components) may differ from, and may not be comparable to, the calculation of similar measures of other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses performance.

These non-GAAP financial measures should not be viewed in isolation or as substitutes for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures should be read in conjunction with Mallinckrodt’s and Endo’s unaudited condensed consolidated financial statements, audited financial statements, and publicly filed reports in their entirety. Reconciliations of certain of these historical adjusted financial measures to the most directly comparable GAAP financial measures are included in the tables accompanying this Exhibit 99.1. Further information regarding non-GAAP financial measures can be found on the Company’s website at https://www.MNK-Endo.com.

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